                    THE LATIN AMERICAN DISCOVERY FUND, INC.

                 ---------------------------------------------

OFFICERS AND DIRECTORS

Barton M. Biggs              William G. Morton, Jr.
CHAIRMAN OF THE BOARD        DIRECTOR
OF DIRECTORS                 Frederick B. Whittemore
Warren J. Olsen              DIRECTOR
PRESIDENT AND DIRECTOR       James W. Grisham
Peter J. Chase               VICE PRESIDENT
DIRECTOR                     Harold J. Schaaff, Jr.
John W. Croghan              VICE PRESIDENT
DIRECTOR                     Joseph P. Stadler
David B. Gill                VICE PRESIDENT
DIRECTOR                     Valerie Y. Lewis
Graham E. Jones              SECRETARY
DIRECTOR                     James R. Rooney
John A. Levin                TREASURER
DIRECTOR                     Joanna M. Haigney
                             ASSISTANT TREASURER

            --------------------------------------------------------
INVESTMENT ADVISER
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
            --------------------------------------------------------
U.S. ADMINISTRATOR
The Chase Manhattan Bank, N.A.
73 Tremont Street
Boston, Massachusetts 02108
            --------------------------------------------------------
CUSTODIANS
Morgan Stanley Trust Company (International)
One Pierrepont Plaza
Brooklyn, New York 11201
The Chase Manhattan Bank, N.A. (Domestic)
770 Broadway
New York, New York 10003
            --------------------------------------------------------
SHAREHOLDER SERVICING AGENT
The First National Bank of Boston
Investor Relations Department
P.O. Box 644, Mail Stop 46-02-09
Boston, Massachusetts 02102-0644
(617) 575-2900
            --------------------------------------------------------
LEGAL COUNSEL
Rogers & Wells
200 Park Avenue
New York, New York 10166
            --------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

            --------------------------------------------------------

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

                                   ----------

                                      THE
                                 LATIN AMERICAN
                                   DISCOVERY
                                   FUND, INC.
                                   ----------

                                 ANNUAL REPORT
                               DECEMBER 31, 1995
                      MORGAN STANLEY ASSET MANAGEMENT INC.
                               INVESTMENT ADVISER

LETTER TO SHAREHOLDERS
--------

For the fourth quarter of 1995, the Fund's total return based on net asset value per share was -6.52% versus -3.69% for the MSCI EMG Latin America Index (the "MSCI Index") and -5.24% for the IFC Latin America Total Return Composite Index (the "IFC Index"). For the year ended December 31, 1995, the Fund's total return was -27.61% versus -13.53% for the MSCI Index and -15.92% for the IFC Index. Since inception the Fund's total return based on net asset value per share is 29.12% versus 23.96% for the MSCI Index and 19.52% for the IFC Index.

    The negative performance of the Latin markets in the final quarter of 1995 was attributable primarily to peso weakness in Mexico and political infighting that stalled reforms in Brazil. The markets were also subject to tax-loss selling. By the end of November, however, the markets stabilized and commenced a rally driven by short-covering and bottom fishing in view of the region's improving fundamentals.

    The Fund's underperformance was a result of its overweighting of Brazil and interest sensitive Mexican stocks and its underweighting of Chile and Argentina. While 1995 was a disappointing year, the Fund's strategy is to invest in Latin American equities based on secular driving forces which we believe will produce absolute and relative outperformance over the medium term. To this end, we believe that Brazil and Mexico will rebound more dramatically than the more defensive markets such as Chile.

    Over the fourth quarter, the MSCI Index for Brazil decreased 11% in U.S. dollars resulting in a net decrease of 21% for 1995. The government was successful in breaking the constitutional monopolies in the oil and telecom sectors. Year-end foreign reserves reached a record level of U.S. $50 billion. The government engineered a cooling of the economy, slowing GDP growth from 10.4% in the first quarter to 4.5% for the full year. 1995 saw a spectacular reduction in the inflation rate to 22% for the year from 900% in 1994. All the while, President Cardoso maintained approval ratings of over 50%.

    Nevertheless, the negative sentiment from the Mexico crisis and disappointment in the pace of reform led to a decline in the Brazilian market for the year. The market's underperformance has been driven by the tight monetary policy necessary to control inflation. Real interest rates well over 20% slowed down the economy and kept financial assets out of the equity market. In the final quarter of the year, a political scandal spooked investors regarding Cardoso's ability to maintain the momentum for reform.

    The key task in 1996 will be the implementation of tax, social security and administrative changes necessary to reduce the growing fiscal imbalance. Government expenses on personnel are too high. We believe that with Cardoso's strong approval ratings, the pro-reform forces will make significant, albeit not steady progress on these issues throughout 1996. With the fall in inflation and the desire to reactivate the economy, monetary authorities will likely guide short-term interest rates markedly lower over the course of the year, and we are expecting the economy to pick up noticeably in the second half of 1996. Overall, economic growth should be robust, led by consumption and domestic credit expansion and, subsequently, investment spending. We are particularly excited by
a) the telecommunications sector, which should demonstrate explosive earnings growth and is still quite inexpensively valued, b) the beer company Brahma, which is implementing a huge capacity expansion to keep pace with booming demand growth, and c) the banking sector, which should benefit by the decline in interest rates as provisioning levels decline and loan volumes expand, and which trades at the most attractive valuation levels in Latin America. Thus, the Fund will continue to overweight Brazilian equities into 1996 with an emphasis on telecom, banking and beverage stocks.

    The Mexican stock market declined 4% in U.S. dollars for the fourth quarter, resulting in a decrease of 23% for the year. The year's performance was driven by an economic contraction necessary to stabilize the economy after Mexico's poorly implemented devaluation at the end of 1994. The Zedillo administration's stabilization program included tight monetary and fiscal policy that led to a deep recession over the first three quarters of the year, but managed to prevent the outbreak of uncontrolled inflation that had followed previous devaluations. The result was a steep increase in unemployment, a plunge in domestic demand and, consequently, a financial system crisis. The shock therapy, while painful, has been effective in stabilizing the economy in the short-term and restructuring it for a higher level of sustainable growth. Mexico's trade accounts have turned from an U.S. $18.5 billion deficit in 1994 to an estimated U.S. $7.3 billion surplus for 1995. The current account is likely to be slightly positive for the year versus a negative U.S. $28 billion in 1994. Foreign exchange reserves, which had reached a low of U.S. $3.5 billion in January, grew to an estimated U.S. $16 billion by year-end, mostly as a result of the U.S. and IMF support programs.

    Fourth quarter performance was the result of increased currency volatility. The peso's weakness resulted from the circular interplay of technical and fundamental factors arising from Mexico's balance sheet. Weak peso demand from investors led to a weakening outlook for recovery, which in turn further reduced peso demand which further reduced the outlook for recovery, etc. The vicious circle was broken by central bank intervention in the currency markets and continued support by the government for the banking system.

    For 1996, the Fund is positioned to take advantage of resumed economic growth, decreasing interest rates and a stronger peso, in real terms. Sentiment has begun to improve and valuations are not demanding for an economy emerging from a depression. While monetary policy is likely to remain tight to control inflation it will be less restrictive than in 1995. Further, Mexico's debt profile has improved significantly as debt amortizations for 1996 are projected at U.S. $10 billion versus U.S. $41 billion in 1995. The banking system rescue package is estimated to cost between 5-10% of GDP and, thus, will create a drag on growth for several years, yet the system is likely to resume lending in 1996. Fears of a generalized financial collapse have faded. The Fund is overweight bank, cement and construction companies and underweight stocks dependent on consumer spending. One exception is Femsa, a very attractively valued beer company (the Dos Equis brand).

    The MSCI Index for Argentina increased 17% in U.S. dollars for the fourth quarter and is up 9% for 1995. Argentina's performance is the result of its demonstrated commitment to its currency convertibility system. In response to capital outflows as a consequence of the Mexican crisis, the government bravely chose fiscal austerity. Inflation for the year came in at 1.8%, a lifetime low for most Argentines. The currency held firm against the dollar. Due to the return of confidence and capital flows, economic growth should resume in 1996 after falling 3% in 1995. While bullish about the macrofundamentals, the Fund is neutral on the market in light of uninspiring earnings growth forecasts for the listed companies.

    The Chilean market decreased 2% in the fourth quarter for a twelve month decline of 6%. The market was relatively insulated from the general sell-off due to the country's restrictions on capital repatriation by foreigners and its very positive macroeconomic fundamentals. However, in light of high relative valuations and an unpromising outlook on interest rates, currency and earnings growth, the Fund will continue its underweighting of the market.

    Peru increased 3% for the quarter bringing its net full year appreciation to 22%. The country's strong GDP growth and rising global commodities prices helped offset the selling pressure arising from the Mexico crisis. At this point, the equities seem fully valued and prospective returns are likely to be weak.

    Colombia declined 5% for the fourth quarter bringing its net performance to a decrease of 28% for 1995. The market's performance was attributable to a presidential election scandal involving illegal campaign contributions. While Colombian equities are not expensive, the central bank is likely to maintain a restrictive monetary policy to combat stubborn inflation.

    Venezuela decreased 18% in the quarter leaving the market down 29% for the year. Faced with dwindling foreign exchange reserves and mounting debt arrears, Venezuela devalued its currency in response to IMF preconditions for financial assistance. While the country's role as a major oil supplier provides long-term support, the country is currently stagnating under a huge fiscal deficit. The equity market also suffers from continued foreign exchange restrictions.

    The performance of Latin American equity markets in 1995 was driven by the fallout from the Mexican currency crisis. This crisis presented a clear challenge and raised the question of whether Latin America would continue, unlike in previous crises, along the path of political and economic modernization. The answer was a clear "Yes", as orthodox economic policies prevailed in all countries, save Venezuela, in managing the crisis.

    1995 represented an extreme cyclical test of the Latin America story. The long-term, secular trends driving equity appreciation and earnings growth of Latin American companies remain intact: 1) sound economic policies continue to enhance competitiveness, improve living standards and increase political stability throughout most of the region; 2) accelerating global trade continues to open new markets to Latin American producers; 3) professional management of economic resources by the private sector continues to increase the efficiency of companies in the region. In short, the fundamental outlook remains positive for Latin American companies to continue to achieve high earnings growth and, thus, for the stock markets' prospects for continuing to deliver superior, long-term investment performance.

Sincerely,

        [SIGNATURE]
Barton M. Biggs
CHAIRMAN

       [SIGNATURE]
Robert L. Meyer
SENIOR PORTFOLIO MANAGER

February 2, 1996

The Latin American Discovery Fund, Inc.
Investment Summary as of December 31, 1995
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HISTORICAL
INFORMATION
                                                           TOTAL RETURN (%)
                   -------------------------------------------------------------------------------------------------

                        MARKET VALUE (1)                 NET ASSET VALUE (2)                  INDEX (1)(3)**
                   ---------------------------       ---------------------------       -----------------------------
                                     AVERAGE                           AVERAGE                             AVERAGE
                   CUMULATIVE         ANNUAL         CUMULATIVE         ANNUAL         CUMULATIVE          ANNUAL
                   ---------------------------       ---------------------------       -----------------------------
ONE YEAR           -38.78%+++       -38.78%+++       -27.61%+++       -27.61%+++        -13.53%           -13.53%
SINCE INCEPTION*    16.13+++          4.34+++         29.12+++          7.52+++          23.96              6.26

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE
--------------------------------------------------------------------------------

RETURNS AND PER SHARE INFORMATION

A BAR CHART REFLECTING THE DATA BELOW IS REFLECTED HERE.

Years ended December 31:
                                 1992*           1993       1994           1995
Net Asset Value Per Share       $15.23         $23.31     $17.16         $10.98
Market Value Per Share          $13.25         $27.13     $18.25          $9.88
Premium/(Discount)              -13.0%         -16.4%       6.4%         -10.0%
Income Dividends                     -              -      0.00#              -
Capital Gains Distributions          -              -      $5.74          $0.45
Fund Total Return (2)            8.01%      65.36%+++     -0.14%     -27.61%+++
Index Total Return (1)(3)**     -2.26%         52.29%     -3.69%        -13.53%

 (1) Assumes dividends and distributions, if any, were reinvested.

 (2) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This return does not include the effect of dilution in connection with the Rights Offering. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

 (3) Morgan Stanley Capital International Emerging Markets Global Latin America Index (MSCI EMG Latin America Index)

 * The Fund commenced operations on June 23, 1992.
 ** Unaudited.

 # Amount is less than $0.01 per share.

+++Adjusted for Rights Offering.

The Latin American Discovery Fund, Inc.
Portfolio Summary as of December 31, 1995
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PORTFOLIO INVESTMENTS DIVERSIFICATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Equity Securities            94.8%
Debt Securities               4.3%
Short-Term Investments        0.9%

--------------------------------------------------------------------------------

SECTORS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Telecommunications                     24.6%
Banking                                19.3%
Utilities - Electrical & Gas           14.0%
Beverage & Tobacco                     11.9%
Building Materials & Components         6.3%
Energy Sources                          3.6%
Merchandising                           3.3%
Broadcasting & Publishing               2.1%
Multi-Industry                          2.0%
Metals - Non-Ferrous                    1.6%
Other                                  11.3%

--------------------------------------------------------------------------------

COUNTRY WEIGHTINGS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Brazil           51.0%
Mexico           31.1%
Argentina        11.1%
Colombia          3.1%
Venezuela         3.1%
Chile             0.6%

--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS

                                                   PERCENT OF
                                                   NET ASSETS
                                                 ---------------
       1.  Eletrobras                                    6.9%
       2.  Telebras (Preferred)                          6.8
       3.  Telebras ADR                                  5.0
       4.  Brahma (Preferred)                            5.0
       5.  G. Bancomer ADR                               4.3

                                                   PERCENT OF
                                                   NET ASSETS
                                                 ---------------

       6.  Telmex 'L' ADR                                4.3%
       7.  FEMSA 'B'                                     4.3
       8.  Telefonica de Argentina S.A. ADR              3.9
       9.  Banco Bradesco (Preferred)                    3.7
      10.  Cemex                                         3.4
                                                         ---
                                                        47.6%
                                                         ---
                                                         ---

FINANCIAL STATEMENTS
---------

FINANCIAL HIGHLIGHTS

                                  PERIOD FROM
                                 JUNE 23, 1992*                             YEAR ENDED
                                       TO                                  DECEMBER 31,
SELECTED PER SHARE DATA AND       DECEMBER 31,     ------------------------------------------------------------
RATIOS:                               1992                1993                 1994                 1995
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD.......................    U.S.$ 14.10       U.S.$  15.23         U.S.$  23.31         U.S.$  17.16
---------------------------------------------------------------------------------------------------------------
Offering Costs................          (0.13)             (0.06)       --                           (0.07)
---------------------------------------------------------------------------------------------------------------
Net Investment Income
 (Loss).......................          (0.06)              0.04                (0.18)                0.05
Net Realized and Unrealized
 Gain (Loss) on Investments...           1.32               9.84                (0.25)               (4.63)
---------------------------------------------------------------------------------------------------------------
    Total from Investment
     Operations...............           1.26               9.88                (0.43)               (4.58)
---------------------------------------------------------------------------------------------------------------
Distributions:
    Net Investment Income.....  --                 --                           (0.00)#      --
    Net Realized Gain.........  --                 --                           (5.74)               (0.44)
    In Excess of Net Realized
     Gain.....................  --                 --                   --                           (0.01)
---------------------------------------------------------------------------------------------------------------
      Total Distributions.....  --                 --                           (5.74)               (0.45)
---------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net
 Asset Value from Capital
 Share Transactions...........  --                         (1.74)++              0.02+               (1.08)++
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD.......................    U.S.$ 15.23       U.S.$  23.31         U.S.$  17.16         U.S.$  10.98
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF
 PERIOD.......................    U.S.$ 13.25       U.S.$  27.13         U.S.$  18.25         U.S.$   9.88
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
    Market Value..............          (8.30)%           121.17%+++            (8.75)%             (38.78)%+++
    Net Asset Value (1).......           8.01%             65.36%+++            (0.14)%             (27.61)%+++
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
 (THOUSANDS)..................    U.S.$87,685       U.S.$180,348         U.S.$135,273         U.S.$127,616
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average
 Net Assets...................           2.73%**            2.23%                2.15%                2.17%
Ratio of Net Investment Income
 (Loss) to Average Net
 Assets.......................          (1.02)%**           0.22%               (0.77)%               0.31%
Portfolio Turnover Rate.......              8%                56%                  70%                 122%
---------------------------------------------------------------------------------------------------------------

  * Commencement of operations
 ** Annualized

 # Amount is less than U.S.$0.01 per share.

  + Increase due to shares issued from reinvestment of distributions.

 ++ Decrease due to shares issued through Rights Offering.

+++ Adjusted For Rights Offering.

 (1) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This return does not include the effect of dilution in connection with the Rights Offering. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value of the Fund.

    Note: Current period permanent book-tax differences, if any, are not included in the calculation of net investment income (loss) per share.

    The accompanying notes are an integral part of the financial statements.

SUMMARY OF INVESTMENTS BY INDUSTRY
CLASSIFICATION -- DECEMBER 31, 1995 (UNAUDITED)
                                                        PERCENT
                                                 VALUE  OF NET
INDUSTRY                                         (000)  ASSETS
--------------------------------------------------------------
-------------
Appliances & Household Durables           U.S.$  1,450      1.1%
Banking                                         24,617     19.3
Beverages & Tobacco                             15,147     11.9
Broadcasting & Publishing                        2,684      2.1
Building Materials & Components                  8,028      6.3
Chemicals                                          419      0.3
Construction & Housing                           2,010      1.6
Energy Sources                                   4,621      3.6
Food & Household Products                        1,209      0.9
Forest Products & Paper                          1,407      1.1
Machinery & Engineering                          1,064      0.8
Merchandising                                    4,269      3.3
Metals -- Non-Ferrous                            2,018      1.6
Metals -- Steel                                    715      0.6
Multi-Industry                                   2,563      2.0
Recreation, Other Consumer Goods                    20      0.0
Telecommunications                              31,418     24.6
Textiles & Apparel                               1,350      1.1
Utilities -- Electrical & Gas                   17,794     14.0
Other                                            4,840      3.8
                                          ------------  ------
                                          U.S.$127,643    100.0%
                                          ------------  ------
                                          ------------  ------
--------------------------------------------------------------
-------------

SUMMARY OF TOTAL INVESTMENTS BY
 COUNTRY -- DECEMBER 31, 1995 (UNAUDITED)

                                                         PERCENT
                                                 VALUE    OF NET
COUNTRY                                          (000)    ASSETS
---------------------------------------------------------
------------
Argentina                                 U.S.$ 14,242       11.1%
Brazil                                          65,042       51.0
Chile                                              750        0.6
Colombia                                         3,962        3.1
Mexico                                          39,686       31.1
Venezuela                                        3,961        3.1
                                          ------------    -----
                                          U.S.$127,643      100.0%
                                          ------------    -----
                                          ------------    -----
-----------------------------------------------------------------
-------------

    The accompanying notes are an integral part of the financial statements.

                                                                 YEAR ENDED
                                                              DECEMBER 31, 1995
STATEMENT OF OPERATIONS                                             (000)
-------------------------------------------------------------------------------
INVESTMENT INCOME
    Dividends...............................................     U.S.$  2,484
    Interest................................................              485
    Less: Foreign Taxes Withheld............................             (214)
-------------------------------------------------------------------------------
      Total Income..........................................            2,755
-------------------------------------------------------------------------------
EXPENSES
    U.S. Investment Advisory Fees...........................            1,268
    Custodian Fees..........................................              303
    U.S. Administrative Fees................................              162
    Annual Meeting and Proxy Expense........................              126
    Professional Fees.......................................              118
    Shareholder Reporting Expenses..........................               85
    Brazilian Administrative Fees...........................               74
    Amortization of Organization Costs......................               63
    Directors' Fees and Expenses............................               40
    Chilean Administrative Fees.............................               23
    Colombian Administrative Fees...........................               21
    Transfer Agent Fees.....................................               13
    Other Expenses..........................................              113
-------------------------------------------------------------------------------
      Total Expenses........................................            2,409
-------------------------------------------------------------------------------
        Net Investment Income...............................              346
-------------------------------------------------------------------------------
NET REALIZED LOSS
-------------------------------------------------------------------------------
    Investment Securities (net of foreign taxes of
     U.S.$1,237 on net realized gains)......................          (20,212)
    Foreign Currency Transactions...........................             (318)
-------------------------------------------------------------------------------
        Net Realized Loss...................................          (20,530)
-------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investments.............................................          (19,788)
    Foreign Currency Translations...........................              (31)
-------------------------------------------------------------------------------
        Change in Unrealized Appreciation (Depreciation)....          (19,819)
-------------------------------------------------------------------------------
Total Net Realized Loss and Change in Unrealized
 Appreciation (Depreciation)................................          (40,349)
-------------------------------------------------------------------------------
    NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS....     U.S.$(40,003)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                             YEAR ENDED          YEAR ENDED
                                          DECEMBER 31, 1994   DECEMBER 31, 1995
STATEMENT OF CHANGES IN NET ASSETS              (000)               (000)
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
    Net Investment Income (Loss)........    U.S.$ (1,446)        U.S.$   346
    Net Realized Gain (Loss)............          37,694             (20,530)
    Change in Unrealized Appreciation
     (Depreciation).....................         (39,909)            (19,819)
-------------------------------------------------------------------------------
    Net Decrease in Net Assets Resulting
     from Operations....................          (3,661)            (40,003)
-------------------------------------------------------------------------------
Distributions:
    Net Investment Income...............             (11)           --
    Net Realized Gain...................         (45,034)             (3,645)
    In Excess of Net Realized Gain......        --                      (119)
-------------------------------------------------------------------------------
    Total Distributions.................         (45,045)             (3,764)
-------------------------------------------------------------------------------
Capital Share Transactions:
    Common Stock Issued through Rights
     Offering (3,100,000 shares)........        --                    27,075
    Reinvestment of Distributions
     (147,990 and 632,902 shares,
     respectively)......................           3,631               9,495
    Offering Costs on Rights Offering...        --                      (460)
-------------------------------------------------------------------------------
    Net Increase from Capital Share
     Transactions.......................           3,631              36,110
-------------------------------------------------------------------------------
    Total Decrease......................         (45,075)             (7,657)
Net Assets:
    Beginning of Year...................         180,348             135,273
-------------------------------------------------------------------------------
    End of Year (including accumulated
     net investment loss of U.S.$472
     and U.S.$678, respectively)........    U.S.$135,273        U.S.$127,616
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
---------

DECEMBER 31, 1995

                                                               VALUE
                                         SHARES                (000)
---------------------------------------------------------
------------
COMMON STOCKS (94.8%)
(Unless otherwise noted)
-----------------------------------------------------------------
-------------
ARGENTINA (11.1%)
BANKING
  Banco Del Suquia                           637,933   U.S.$    861
  Banco Frances ADS                           27,439            737
  Banco de Galicia ADR                        31,810            656
                                                       -------------
                                                              2,254
                                                       -------------
BEVERAGES & TOBACCO
  Quilmes                                     73,825          1,152
                                                       -------------
ENERGY SOURCES
  #Capex ADR                                 159,940          2,339
                                                       -------------
TELECOMMUNICATIONS
  **+Argentine Cellular
   Communications                            454,000          2,066
  Telecom Argentina S.A. ADR                  31,270          1,489
  Telefonica de Argentina S.A. ADR           180,360          4,915
                                                       -------------
                                                              8,470
                                                       -------------
                                                             14,215
                                                       -------------
-----------------------------------------------------------------
------------
BRAZIL (50.8%)
APPLIANCES & HOUSEHOLD DURABLES
  //Continental 2001 (Preferred)          27,667,000            342
  //Multibras (Preferred)                    501,000            371
  Refripar                                33,267,000             58
  //Refripar (Preferred)                 340,097,277            679
                                                       -------------
                                                              1,450
                                                       -------------
BANKING
  //Banco Bradesco (Preferred)           535,630,524          4,685
  ***+Banco Bradesco (Rights)             15,967,915             26
  //+Banco do Brasil (Preferred)         163,122,000          1,846
  //Banco Itau (Preferred)                 8,758,100          2,442
  //**Banco Nacional (Preferred)          95,420,000            196
                                                       -------------
                                                              9,195
                                                       -------------
BEVERAGES & TOBACCO
  //Brahma (Preferred)                    15,453,946          6,361
                                                       -------------
CHEMICALS
  #Rhodia-Ster ADS                            46,605            419
                                                       -------------
ENERGY SOURCES
  //Petrobras (Preferred)                 26,723,000          2,282
                                                       -------------
FOOD & HOUSEHOLD PRODUCTS
  //+Dixie Toga (Preferred)                1,235,000          1,080
  //+Dixie Toga (Preferred
   Receipts)                                 147,697            129
                                                       -------------
                                                              1,209
                                                       -------------
MACHINERY & ENGINEERING
  //WEG (Preferred)                        2,586,000          1,064
                                                       -------------
MERCHANDISING
  #+Cia Brasileira ADR                       113,915          1,139
  //Lojas Americanas (Preferred)             159,383             22
  +Lojas Arapua GDR                           26,763            227
  //Lojas Renner (Preferred)              63,471,000          1,698
                                                       -------------
                                                              3,086
                                                       -------------
METALS -- NON-FERROUS
  //CVRD (Preferred)                      12,255,000          2,018
                                                       -------------
METALS -- STEEL
  Acesita                                151,130,000            715
                                                       -------------
MULTI-INDUSTRY
  //Itausa Investimentos Itau
   (Preferred)                             1,150,000            627
                                                       -------------
-----------------------------------------------------------------
------------

                                                               VALUE
                                         SHARES                (000)

---------------------------------------------------------
------------

TELECOMMUNICATIONS
  Telebras                                28,613,000   U.S.$  1,107
  Telebras (Preferred) ADR                   135,655          6,427
  //Telebras (Preferred)                 180,017,740          8,668
  Telesp                                   4,271,000            618
  //Telesp (Preferred)                     4,375,800            644
                                                       -------------
                                                             17,464
                                                       -------------
TEXTILES & APPAREL
  //Coteminas (Preferred)                  4,037,000          1,350
                                                       -------------
UTILITIES -- ELECTRICAL & GAS
  //+CELESC 'B' (Preferred)                1,179,000            570
  Cemig (Preferred) ADR                       16,820            372
  //Cemig (Preferred)                     12,893,000            285
  #Cemig (Preferred) GDR                      72,655          1,607
  //CPFL (Preferred)                      61,555,000          1,647
  Eletrobras                              32,330,000          8,749
  Eletrobras (Preferred) ADR                   8,925            121
  //Eletrobras 'B' (Preferred)            10,926,000          2,957
  Light                                    3,990,000          1,277
                                                       -------------
                                                             17,585
                                                       -------------
                                                             64,825
                                                       -------------
-----------------------------------------------------------------
------------
COLOMBIA (1.7%)
BANKING
  Banco de Colombia                        5,916,396          2,144
                                                       -------------
MULTI-INDUSTRY
  Corfivalle                                       2             --
                                                       -------------
                                                              2,144
                                                       -------------
-----------------------------------------------------------------
------------
MEXICO (31.1%)
BANKING
  G. Banacci 'B'                           1,642,880          2,758
  G. Banacci 'L'                             581,066            865
  #G. Bancomer ADR                           948,565          5,514
  +G. Bancomer 'B'                           398,700            111
  +G. Bancomer 'L'                            78,703             21
                                                       -------------
                                                              9,269
                                                       -------------
BEVERAGES & TOBACCO
  FEMSA 'B'                                2,431,300          5,479
  Panamco 'A'                                 67,355          2,155
                                                       -------------
                                                              7,634
                                                       -------------
BROADCASTING & PUBLISHING
  G. Televisa ADR                            119,290          2,684
                                                       -------------
BUILDING MATERIALS & COMPONENTS
  Apasco                                     650,480          2,671
  Cemex CPO                                1,333,672          4,402
  #+Cemex CPO ADR                            144,732            955
                                                       -------------
                                                              8,028
                                                       -------------
CONSTRUCTION & HOUSING
  Empresas ICA ADR                           196,105          2,010
                                                       -------------
FOREST PRODUCTS & PAPER
  Kimberly Clark de Mexico 'A'                93,000          1,407
                                                       -------------
MERCHANDISING
  +Cifra 'B'                               1,135,000          1,183
                                                       -------------
MULTI-INDUSTRY
  Alfa `A'                                   103,480          1,330
  #+G. Carso ADR                              56,800            606
                                                       -------------
                                                              1,936
                                                       -------------
RECREATION, OTHER CONSUMER GOODS
  +G. Mexicano de Videos 'B' ADR              40,000             20
                                                       -------------
TELECOMMUNICATIONS
  Telmex 'L' ADR                             172,040          5,484
                                                       -------------
                                                             39,655
                                                       -------------
-----------------------------------------------------------------
------------

    The accompanying notes are an integral part of the financial statements.

                                                               VALUE
                                         SHARES                (000)

---------------------------------------------------------
------------
PERU (0.0%)
METALS -- NON-FERROUS
  Minas Buenaventura 'C'                           3   U.S.$     --
                                                       -------------
-----------------------------------------------------------------
------------
VENEZUELA (0.1%)
UTILITIES -- ELECTRICAL & GAS
  Electricidad de Caracas                    261,103            209
                                                       -------------
-----------------------------------------------------------------
------------
TOTAL COMMON STOCKS
  (Cost U.S. $125,983)                                      121,048
                                                       -------------
-----------------------------------------------------------------
------------

                                          FACE
                                         AMOUNT
                                          (000)
---------------------------------------------------------
------------
DEBT INSTRUMENTS (4.3%)
---------------------------------------------------------
------------
COLOMBIA (1.4%)
BANKING
  #Banco de Colombia (Convertible)
   5.20%, 2/1/99                     U.S.$     2,310          1,755
                                                       -------------
-----------------------------------------------------------------
-------------
VENEZUELA (2.9%)
BONDS
  +++Republic of Venezuela Debt
   Conversion Bond 'DL' 6.5625%,
   12/18/07                                    6,750          3,721
                                                       -------------
-----------------------------------------------------------------
-------------
TOTAL DEBT INSTRUMENTS
  (Cost U.S. $5,834)                                          5,476
                                                       -------------
-----------------------------------------------------------------
------------

                                         SHARES
---------------------------------------------------------
------------
SHORT-TERM INVESTMENTS (0.6%)
-----------------------------------------------------------------
-------------
CHILE (0.6%)
INVESTMENT COMPANIES
  +Financiero Mutual Fund                      2,292             38
                                                       -------------

-----------------------------------------------------------------

                                          FACE
                                         AMOUNT
                                          (000)
---------------------------------------------------------
------------
TIME DEPOSIT
  DPR Security 6.55%, 2/13/96           CLP  285,000            712
                                                       -------------
-----------------------------------------------------------------
-------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost U.S. $738)                                              750
                                                       -------------
-----------------------------------------------------------------
-------------
FOREIGN CURRENCY ON DEPOSIT
   WITH CUSTODIAN (0.3%)
  Argentine Peso                         ARP      27             27
  Brazilian Real                         BRC     211            217
  Chilean Peso                           CLP     147             --
  Colombian Peso                         COP  62,725             63
  Mexican Peso                            MXP    235             31
  Venezuelan Bolivar                     VEB   8,965             31
                                                       -------------
  (Cost U.S. $403)                                              369
                                                       -------------
-----------------------------------------------------------------
-------------
TOTAL INVESTMENTS (100.0%)
  (Cost U.S. $132,958)                                 U.S.$127,643
                                                       -------------
-----------------------------------------------------------------
------------

                                         AMOUNT               AMOUNT
                                          (000)                (000)
---------------------------------------------------------
------------
OTHER ASSETS (1.2%)
  Cash                               U.S.$        33
  Receivable for Investments Sold                898
  Dividends Receivable                           372
  Deferred Organization Costs                     96
  Interest Receivable                             71
  Foreign Withholding Tax Reclaim
   Receivable                                     15
  Other Assets                                    37   U.S.$  1,522
                                     ---------------   -------------
-----------------------------------------------------------------
-------------
LIABILITIES (-1.2%)
  Payable For:
    Chilean Taxes                               (634)
    Investments Purchased                       (499)
    Investment Advisory Fees                    (120)
    Offering Costs                               (91)
    Professional Fees                            (66)
    Administrative Fees                          (46)
    Custodian Fees                               (39)
    Shareholder Reporting Expenses               (37)
    Directors' Fees and Expenses                 (10)
  Other Liabilities                               (7)        (1,549)
                                     ---------------   -------------
-----------------------------------------------------------------
-------------
NET ASSETS (100%)
  Applicable to 11,617,984 issued and outstanding
   U.S. $.01 par value shares (100,000,000 shares
   authorized)                                         U.S.$127,616
                                                       -------------
-----------------------------------------------------------------
-------------
NET ASSET VALUE PER SHARE                               U.S.$ 10.98
                                                       -------------
-----------------------------------------------------------------
-------------
AT DECEMBER 31, 1995, NET ASSETS CONSISTED OF:

-----------------------------------------------------------------

  Common Stock                                         U.S.$    116
  Capital Surplus                                           152,702
  Accumulated Net Investment Loss                              (678)
  Accumulated Net Realized Loss                             (19,196)
  Unrealized Depreciation on Investments and Foreign
   Currency Translations (net of accrual for foreign
   tax of U.S.$6 on unrealized appreciation)                 (5,328)
-----------------------------------------------------------------
------------
TOTAL NET ASSETS                                       U.S.$127,616
                                                       -------------
-----------------------------------------------------------------
------------
+   -- Non-income producing
+++ -- Variable/floating rate security -- rate disclosed is as of
       December 31, 1995.
//   -- Non-voting stock
**  -- Security valued at fair value -- see note A-1 to financial statements.
*** -- Security valued at fair value as determined based on the market value of the underlying security less subscription
       costs.
#  -- 144A security -- certain conditions for public sale may exist.
ADR -- American Depositary Receipt
ADS -- American Depositary Shares
GDR -- Global Depositary Receipt

---------------------------------------------------------------
-------------
DECEMBER 31, 1995 EXCHANGE RATES:
---------------------------------------------------------
------------
ARP   Argentine Peso                          1.000 = U.S.$1.00
BRC   Brazilian Real                          0.972 = U.S.$1.00
CLP   Chilean Peso                          406.250 = U.S.$1.00
COP   Colombian Peso                        990.750 = U.S.$1.00
MXP   Mexican Peso                            7.695 = U.S.$1.00
VEB   Venezuelan Bolivar                    289.625 = U.S.$1.00
---------------------------------------------------------------
------------

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1995

----------

The Latin American Discovery Fund, Inc. (the "Fund") was incorporated on November 12, 1991 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.
A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
1.  SECURITY    VALUATION:        In   valuing    the    Fund's    assets,   all
    listed securities, including purchased options, for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from reputable brokers. All non-equity securities as to which market quotations are readily available are valued at their market values. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors ("the Board"), although the actual calculations may be done by others.
2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.
    The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

    Capital surplus, accumulated net investment loss and accumulated net realized loss have been adjusted for current and prior period permanent book-tax differences. Current period adjustments arose principally from differing book-tax treatments for foreign currency transactions, net operating losses, foreign taxes on net realized gains and gains on certain securities of corporations designated as "passive foreign investment companies".

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, the value of which equals or exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. To the extent that proceeds from the sale of the underlying securities are less than the repurchase price under the agreement, the Fund may incur a loss. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.
4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:
      - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;
      - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.
    Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

    Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of forward foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Net Assets. The change in unrealized currency gains (losses) for the period is reflected in the Statement of Operations.
5. FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency contracts to protect securities and related receivables and payables against changes in future foreign exchange rates. A forward foreign currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
6. PURCHASED OPTIONS: The Fund may purchase options on listed securities or securities that are traded over the counter. In purchasing a call (put) option, the Fund will seek to benefit from an increase (decline) in the market price of the underlying security. Risks may arise in the event of default by the counterparty or unanticipated movements in the market price of the underlying security, however, the maximum exposure to loss for any purchased option is limited to the premium initially paid for the option. Realized gains or losses on purchased options are included with net gain (loss) on securities sold in the financial statements.
7. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Distributions to shareholders are recorded on the ex-date. Income distributions and capital gain distributions are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles. These differences are principally due to the timing of the recognition of losses on securities, the timing of the deductibility of certain foreign taxes and permanent differences described in note A-2.

B. Morgan Stanley Asset Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the U.S. Adviser is paid a fee computed weekly and payable monthly at the annual rate of 1.15% of the Fund's average weekly net assets.

C. Effective September 1, 1995, The Chase Manhattan Bank, N.A., through its affiliate Chase Global Funds Services Company (the "Administrator"), (formerly Mutual Funds Service Company, a wholly owned subsidiary of the United States Trust Company of New York), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of .08% of the Fund's average weekly net assets, plus $65,000 per annum. In addition, the Fund is charged certain out of pocket expenses by the Administrator. Effective September 1, 1995, The Chase Manhattan Bank, N.A. acts as custodian for the Fund's assets held in the United States. Prior to September 1, 1995, Mutual Funds Service Company and United States Trust Company of New York provided administrative and custodian services, respectively, to the Fund under the same terms, conditions and fees as stated above.

D. Unibanco-Uniao de Bancos Brasileiros S.A. (the "Brazilian Administrator") provides administrative services to the Fund under the terms of an Administration Agreement and is paid a fee computed weekly and payable monthly at an annual rate of .125% of the Fund's average weekly net assets invested in Brazil. Bice Chileconsult Agente de Valores S.A. (the "Chilean Administrator") provides administrative services to the Fund under the terms of a separate Administration Agreement and is paid an annual fee, computed weekly and payable monthly equal to the greater of .25% of the Fund's average weekly net assets invested in Chile or $20,000. Cititrust S.A. (the "Colombian Administrator") provides administrative services to the Fund and is paid a fee computed weekly and payable monthly at an annual rate of $7,000 plus .25% of the Fund's average weekly net assets in excess of $2,800,000 invested in Colombia, up to $45,000 per annum.

E. Morgan Stanley Trust Company (the "International Custodian"), an affiliate of the Adviser, acts as custodian for the Fund's assets held outside the United States in accordance with a Custody Agreement. Custody fees are payable monthly based on assets under custody, investment purchase and sales activity, plus an account maintenance fee, plus reimbursement for certain out-of-pocket expenses. Investment transaction fees vary by country and security type. During the year ended December 31, 1995, the Fund incurred custodian fees of $297,000 with the International Custodian, of which $38,000 was payable to the International Custodian at December 31, 1995. In addition, for the year ended December 31,
1995, the Fund has earned interest income of $5,000 and incurred interest expense of $60,000, on balances with the International Custodian.

F. During the year ended December 31, 1995, the Fund made purchases and sales totaling $143,566,000 and $136,838,000, respectively, of investment securities other than long-term U.S. Government securities and short term investments. There were no purchases or sales of long-term U.S. Government securities. During the year ended December 31, 1995, the Fund placed a portion of its portfolio transactions with affiliated broker/dealers. Accordingly, the Fund incurred brokerage commissions of $6,000 with Morgan Stanley & Co. Incorporated, an affiliate of the U.S. Adviser, for the year ended December 31, 1995.

At December 31, 1995, the U.S. Federal income tax cost basis of securities was $134,024,000 and accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $6,750,000, of which $8,848,000 related to appreciated securities and $15,598,000 related to depreciated securities. At December 31, 1995, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $17,727,000 available to offset future capital gains which will expire on December 31, 2003. To the extent that capital gains are offset, such gains will not be distributed to shareholders. For the year ended December 31, 1995, the Fund expects to defer to January 1, 1996 for U.S. Federal income tax purposes, post-October currency losses of $38,000.

G.    In  connection  with  its  organization  the  Fund  incurred  $308,000  of organization costs. The organization costs are being amortized on a straight-line basis over a five year period beginning June 23, 1992, the date the Fund commenced operations.

H. The Fund issued to its shareholders of record as of the close of business on September 12, 1995 transferable rights to subscribe for up to an aggregate of 3,100,000 shares of Common Stock of the Fund at a rate of one share of Common Stock for three Rights held at the subscription price of $9.00 per share. During September and October 1995, the Fund issued, in total, 3,100,000 shares of Common Stock on exercise of such Rights. Rights offering costs of $460,000 were charged directly against the proceeds of the Offering. The Fund was advised that Morgan Stanley & Co. Incorporated received commissions of $825,000 and reimbursement of its expenses of $100,000 in connection with its participation in the Rights Offering.

I. At December 31, 1995, a significant portion of the Fund's net assets consist of securities denominated in Latin American currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Latin American securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, Latin American securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

J. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. The deferred fees payable under the Plan, at December 31, 1995, totaled $6,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

             SUMMARY OF QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

                                      U.S. AMOUNTS IN THOUSANDS EXCEPT PER SHARE AMOUNTS
                                                      THREE MONTHS ENDED
------------------------------------------------------------------------------------------------------------------------------
                                               MARCH 31,             JUNE 30,           SEPTEMBER 30,         DECEMBER 31,
                                                 1995                  1995                  1995                 1995
                                          -------------------   -------------------   ------------------   -------------------
                                           TOTAL    PER SHARE    TOTAL    PER SHARE    TOTAL   PER SHARE    TOTAL    PER SHARE
                                          --------  ---------   --------  ---------   -------  ---------   --------  ---------
Investment Income.......................  $    591   $    0.06  $    797   $    0.09  $   474   $    0.03  $    893   $    0.10
Net Investment Income (Loss)............  $   (241)  $   (0.02) $    136   $    0.02  $  (140)  $   (0.01) $    591   $    0.06
Net Realized Gain (Loss) and Change in
 Unrealized Appreciation
 (Depreciation).........................  $(55,403)  $   (6.70) $ 13,433   $    1.59  $10,452   $    1.26  $ (8,831)  $   (0.78)
Net Increase (Decrease) in Net Assets
 Resulting from Operations..............  $(55,644)  $   (6.72) $ 13,569   $    1.61  $10,312   $    1.25  $ (8,240)  $   (0.72)

------------------------------------------------------------------------------------------------------------------------------
                                               MARCH 31,             JUNE 30,           SEPTEMBER 30,         DECEMBER 31,
                                                 1994                  1994                  1994                 1994
                                          -------------------   -------------------   ------------------   -------------------
                                           TOTAL    PER SHARE    TOTAL    PER SHARE    TOTAL   PER SHARE    TOTAL    PER SHARE
                                          --------  ---------   --------  ---------   -------  ---------   --------  ---------
Investment Income.......................  $    677   $    0.09  $  1,039   $    0.13  $   450   $    0.06  $    441   $    0.06
Net Investment Income (Loss)............  $   (318)  $   (0.04) $    124   $    0.02  $  (547)  $   (0.07) $   (705)  $   (0.09)
Net Realized Gain (Loss) and Change in
 Unrealized Appreciation................  $ 18,466   $    2.36  $(29,275)  $   (3.71) $58,991   $    7.48  $(50,397)  $   (6.38)
Net Increase (Decrease) in Net Assets
 Resulting from Operations..............  $ 18,148   $    2.32  $(29,151)  $   (3.69) $58,444   $    7.41  $(51,102)  $   (6.47)
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FEDERAL TAX INFORMATION (UNAUDITED):
For the year ended December 31, 1995, the Fund designates $3,764,000 as long-term capital gain dividend.

REPORT OF INDEPENDENT ACCOUNTANTS

-------------

To the Shareholders and Board of Directors of The Latin American Discovery Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Latin American Discovery Fund, Inc. (the "Fund") at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period June 23, 1992 (commencement of operations) through December 31, 1992, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995, by correspondence with the custodians and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York 10036

February 9, 1996

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless The First National Bank of Boston (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.
    Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.
    The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.
    In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.
    Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                        The Latin American Discovery Fund, Inc.
                        The First National Bank of Boston
                        Dividend Reinvestment and Cash Purchase Plan
                        Mail Stop 45-01-06
                        P.O. Box 1681
                        Boston, MA 02105-1681
                        1-800-442-2001